UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 21, 2015

TRIBUNE PUBLISHING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-36230	38-3919441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

435 North Michigan Avenue

Chicago, Illinois 60611

(Address of Principal Executive Offices) (Zip Code)

312-222-9100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 20, 2015, Tribune Publishing Company (the “Company”) announced the appointment of Sandra J. Martin as the Company’s Interim Chief Financial Officer.  In connection with this appointment, on January 21, 2015, the Company increased Ms. Martin’s annual base salary to $300,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE PUBLISHING COMPANY

Date: January 23, 2015	By:	/s/ Julie K. Xanders
Julie K. Xanders Executive Vice President and General Counsel